Exhibit 10.2.14
CAPITAL ONE FINANCIAL CORPORATION
2004 STOCK INCENTIVE PLAN
NONSTATUTORY STOCK OPTION AWARD AGREEMENT
No. of Shares Subject to Option: 115,812
THIS NONSTATUTORY STOCK OPTION AWARD AGREEMENT (this “Agreement”), dated January 29, 2015 (the “Date of Grant”), between CAPITAL ONE FINANCIAL CORPORATION, a Delaware corporation (“Capital One” or the “Company”), and Richard D. Fairbank (“Optionee” or “you”), is made pursuant and subject to the provisions of the Company’s 2004 Stock Incentive Plan, as amended and restated (the “Plan”), and all capitalized terms used herein that are defined in the Plan shall have the same meaning given them in the Plan unless otherwise defined herein.
W I T N E S S E T H :
1.     Grant of Options. Capital One hereby grants to Optionee options to purchase from the Company (each an “Option,” collectively, the “Options”) all or any part of an aggregate of 115,812 shares (the “Option Shares”) of common stock of the Company, $.01 par value per share, at the purchase price per share of $74.96 (the “Option Price”), being not less than 100% of the Fair Market Value per share on the Date of Grant, such Options to be exercisable as hereinafter provided. The Options shall be nonstatutory options that do not receive favorable tax treatment under Section 422 of the Internal Revenue Code.
2.     Terms and Conditions. The Options evidenced by this Agreement are subject to the following terms and conditions:
(a)     Expiration Date. The Options shall expire on January 28, 2025 (the “Expiration Date”) unless earlier terminated as provided for herein.
(b)     Transferability. The Options are transferable under the following conditions:
(i)     Except as provided in the following paragraph and in Section 2(d) below, the Options shall be nontransferable except by will or by the laws of descent and distribution and, during the lifetime of Optionee, may be exercised only by Optionee, except as provided in Section 3 below.
The Options (or any portion thereof) may be transferred by the Optionee to (1) the spouse, children, or grandchildren of Optionee (each, an “Immediate Family Member”); (2) a trust or trusts for the exclusive benefit of Optionee and/or Immediate Family Members; or (3) a partnership in which Optionee and/or Immediate Family Members are the only partners, provided that (a) no consideration is paid to the Optionee in connection with the transfer; (b) in the event of a transfer to an individual, the Options are exercisable, during the original transferee’s lifetime, only by the transferee or by his or her guardian or legal representative; (c) following such transfer, Optionee retains no interest or reversion in the Options (or the underlying Shares upon exercise) and has no right to alter or amend the Options or revoke the transfer; and (d) subsequent transfer of the Options by the transferee (excluding transfers by will or by the laws of descent and distribution) is prohibited.
Following transfer, the Options shall continue to be subject to the same terms and conditions as were applicable to the Options immediately before transfer (including terms and conditions based on the employment status of the Optionee); provided that where appropriate, all references in this Agreement to “Optionee” shall be deemed to refer to the transferee.
(ii)     Promptly upon transfer of any Options, the Optionee shall deliver written notice of the transfer to the Company’s Human Resources Department at the Company’s West Creek office in Richmond, Virginia. That written notice shall identify the transferee and the effective date of the transfer.
(iii)     If sale to the transferee of the Option Shares issuable upon exercise of the Options is not registered under the Securities Act of 1933, as amended, the Company, in its sole discretion, may condition such sale upon such terms and requirements as it deems appropriate to comply with applicable law.
(c)     Vesting of Options. Subject to the provisions of Sections 3, 11(a) and 11(b) below, the Options shall vest and become exercisable in full on February 15, 2018 (the “Vesting Date”) or, if earlier, upon the death or Disability of Optionee and in that event the date upon which the Options vest and become exercisable due to death or Disability shall be the “Vesting Date” for all purposes hereunder. Upon the Optionee’s Retirement before the Vesting Date, the Options shall continue to vest and shall become exercisable in full on the Vesting Date, subject to reduction pursuant to Sections 11(a) and 11(b). The period between January 1, 2015 and the Vesting Date shall be the “Performance Period.” Except as otherwise provided in Sections 3(a), 3(b), 3(c) and 3(d) below, the right of Optionee and Optionee’s successors in interest to exercise the Options shall terminate three months after the date Optionee’s employment terminates (but no later than the Expiration Date).
(d)     Method of Exercising and Payment for Shares. The Options may be exercised by:
(i)Following the procedures for the exercise of Options as may be established from time to time by the Company or its designated agent (the “Procedures”). The Company will notify Optionee of the Procedures which will specify (1) any required notification, whether oral or written, to the Company or its designated agent; (2) the method for cash payment of the Option Price and any additional amounts to the Company or its designated agent; (3) if an Optionee elects to substitute Shares that an Optionee owns (valued at the Fair Market Value on the exercise date) for all or any portion of the cash payment, the method for delivery of such Shares to the Company or its designated agent; (4) if the Optionee exercises by means of a “cashless exercise,” any requirements related to such cashless exercise; and (5) any other requirements, including completion of any required tax or other forms, which must be completed prior to the exercise of the Options. The Optionee may contact (a) the Human Resources Department at the Company’s West Creek office in Richmond, Virginia or (b) the Company’s designated agent to obtain a copy of the Procedures; or
(ii)     Delivering written notice of exercise to the Human Resources Department at the Company’s West Creek office in Richmond, Virginia or to the Company’s designated agent. Such notice shall be accompanied by payment of the Option Price in full by cash (which shall include payment by check, bank draft or money order payable to the order of the Company). Optionee may by election substitute the delivery of Shares that Optionee owns (valued at their Fair Market Value on the date of exercise) that are duly endorsed for transfer for all or any portion of the cash payment, or Optionee may exercise the Options by means of a “cashless exercise” pursuant to which Option Shares may be issued directly to Optionee’s designated broker/dealer upon receipt by the Company of the Option Price in cash from such broker/dealer.
The exercise date will be, in the case of (i) above, the date upon which all of the Procedures have been completed by the Optionee, or such later date as agreed to by the Optionee and the Company or its designated agent, and in the case of (ii) above, the date that the written notice, together with any accompanying payment, is received by the Company.
3.     Termination of Employment. If Optionee’s employment with the Company or any Subsidiary terminates for any reason, including for Cause, as defined herein, other than death, Disability, Retirement or a termination following a Change of Control in accordance with Section 3(a), Optionee shall forfeit all rights under the Options except to the extent that the Options are already vested.
(a)    Vesting and Exercise following a Change of Control. Upon Optionee’s termination of employment by Capital One without Cause or by Optionee for Good Reason (each as defined below), in either case on or prior to the second anniversary of the occurrence of a Change of Control of Capital One, then, notwithstanding anything herein to the contrary, the Options shall vest and become exercisable immediately upon the occurrence of your termination of employment following such Change of Control (to the extent not previously vested or forfeited as provided herein) and such date of termination shall be the Vesting Date. Any such vested Options outstanding as of the date of such termination shall remain outstanding and exercisable through the Expiration Date.
(b)     Exercise following Death. Except as provided in Section 3(d), if Optionee dies while employed by the Company or any Subsidiary or within three months following termination of employment, and before the exercise in full or expiration of the Options, Optionee’s estate, or the person or persons to whom the rights under the Options shall have passed by will or the laws of descent and distribution, may exercise the Options at any time within three years following Optionee’s death (but in any event no later than the Expiration Date).
(c)     Exercise following Disability. In the event of termination of Optionee’s employment by the Company or any Subsidiary by reason of Disability approved by the Company before exercise in full or expiration of the Options, Optionee may exercise the Options at any time within three years following such termination of employment (but in any event no later than the Expiration Date).

(d)     Exercise following Retirement. In the event of termination of Optionee’s employment by reason of Retirement before exercise in full or expiration of the Options, Optionee may exercise the Options at any time subsequent to vesting and before the Expiration Date. Notwithstanding the foregoing, in the event that the Optionee dies following Optionee’s termination of employment by reason of Retirement but prior to the Expiration Date, the Options shall immediately become fully exercisable (if not exercisable already), and Optionee’s estate or the person or persons to whom the rights under the Options shall have passed by will or the laws of descent and distribution, may exercise the Options at any time within three years following Optionee’s death (but in any event no later than the Expiration Date).
For purposes of this Section 3, it shall not be considered a termination of employment if Optionee is placed by the Company or any Subsidiary on military or sick leave or such other type of leave of absence that the Committee in its sole discretion considers as continuing the employment relationship intact. At the time of any exercise of any Options exercised pursuant to this Section 3, the Option Price shall be paid in full as provided in Section 2.
For purposes of this Agreement, “Cause” shall mean (1) the willful and continued failure to perform substantially your duties with the Company or any Affiliate (other than any such failure resulting from incapacity due to physical or mental illness or following your delivery of a Notice of Termination for Good Reason), after a written demand for substantial performance is delivered to you by the Board or the Committee that specifically identifies the manner in which the Board or the Committee believes that you have not substantially performed your duties, or (2) the willful engaging by you in illegal conduct or gross misconduct that is materially and demonstrably injurious to the Company. No act, or failure to act, on the part of you shall be considered “willful” unless it is done, or omitted to be done, by you in bad faith or without reasonable belief that your action or omission was in the best interests of the Company. Any act, or failure to act, based upon (A) authority given pursuant to a resolution duly adopted by the Board, or if the Company is not the ultimate parent corporation of the Affiliate and is not publicly-traded, the board of directors of the ultimate parent of the Company (the “Applicable Board”) or (B) the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by you in good faith and in the best interests of the Company. The cessation of your employment shall not be deemed to be for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Applicable Board (excluding you, if you are a member of the Applicable Board) at a meeting of the Applicable Board called and held for such purpose (after reasonable notice is provided to you and you are given an opportunity, together with your counsel, to be heard before the Applicable Board), finding that, in the good faith opinion of the Applicable Board, you are guilty of the conduct described in this paragraph, and specifying the particulars thereof in detail.
For purposes of this Agreement, “Good Reason” shall mean (1) the assignment to you of any duties inconsistent in any respect with your position (including status, offices, titles and reporting requirements), authority, duties or responsibilities, or any action by the Company that results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and that is remedied by the Company promptly after receipt of notice thereof given by you; (2) any failure by the Company to pay your compensation owed other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and that is remedied by the Company promptly after receipt of notice thereof given by you; (3) the Company’s requiring you (I) to be based at any office or location more than 35 miles from the office or location at which you were required to work as of the date of this Agreement or (II) to travel on Company business to a substantially greater extent than required during the 120-day period immediately prior to the date the Change of Control occurs; or (4) any other action or inaction that constitutes a material breach by the Company of this Agreement or any employment agreement. For purposes of this paragraph, any good faith determination of Good Reason made by you shall be conclusive. Your mental or physical incapacity following the occurrence of an event described above in clauses (1) through (4) shall not affect your ability to terminate employment for Good Reason.
Any termination by the Company for Cause, or by you for Good Reason, shall be communicated by Notice of Termination to the other party. “Notice of Termination” means a written notice that (1) indicates the specific termination provision in this Agreement relied upon, (2) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated, and (3) if the Date of Termination (as defined herein) is other than the date of receipt of such notice, specifies the Date of Termination (which Date of Termination shall be not more than 30 days after the giving of such notice). The failure by you or the Company to set forth in the Notice of Termination any fact or circumstance that contributes to a showing of Good Reason or Cause shall not waive any right of you or the Company, respectively, hereunder or preclude you or the Company, respectively, from asserting such fact or circumstance in enforcing your or the Company’s respective rights hereunder.
“Date of Termination” means, if your employment is terminated by the Company for Cause, or by you for Good Reason, the date of receipt of the Notice of Termination or such later date specified in the Notice of Termination, as the case may be. You and the Company shall take all steps necessary to ensure that any termination described in Section 3(a) constitutes a “separation from service” within the meaning of Section 409A of the Code, and notwithstanding anything contained herein to the contrary, the date on which such separation from service takes place shall be the “Date of Termination.”
4.    Modification and Waiver. Except as provided in the Plan with respect to determinations of the Board or the Committee and subject to the Board’s right to amend the Plan, neither this Agreement nor any provision hereof can be changed, modified, amended, discharged, terminated or waived orally or by any course of dealing or purported course of dealing, but only by an agreement in writing signed by you and Capital One; provided, that changes, modifications and amendments not detrimental to you may be made in writing signed only by Capital One. No such agreement shall extend to or affect any provision of this Agreement not expressly changed, modified, amended, discharged, terminated or waived or impair any right consequent on such a provision. The waiver of or failure to enforce any breach of this Agreement shall not be deemed to be a waiver or acquiescence in any other breach thereof.
5.     Tax Obligations Upon Exercise of Options. The difference, on the date of exercise, between the Fair Market Value of the Option Shares purchased and the Option Price is compensation taxable to Optionee as ordinary income on the date of exercise and is subject to applicable federal, state and local taxes that the Company is obligated to withhold. The Company’s designated agent will automatically withhold upon exercise the number of Option Shares having a Fair Market Value equal to the minimum applicable withholding taxes, unless the Optionee makes other arrangements suitable to the Company for the payment of all applicable withholding taxes.
6.    Governing Law. This Agreement shall be governed by United States federal law and, to the extent not preempted thereby, by the laws of the State of Delaware. Capital One and you hereby consent and submit to the personal jurisdiction and venue of any state or federal court located in any city or county of Delaware for resolution of any and all claims, causes of action or disputes arising out of this Agreement. You and Capital One agree that the court shall not set aside the Committee’s determinations unless there is clear and convincing evidence of bad faith or fraud.
7.     Conflicts. In the event of any conflict between the provisions of the Plan as in effect on the Date of Grant and the provisions of this Agreement, except terms otherwise defined herein, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan as in effect on the date hereof.
8.     Bound by Plan. In consideration of the grant of the Options, Optionee agrees that he will comply with such conditions as the Committee may impose on the exercise of the Options and be bound by the terms of the Plan.
9.     Employment Status. This Agreement does not constitute a contract of employment nor does it alter Optionee’s terminable at will status or otherwise guarantee future employment.
10.     Binding Effect. This Agreement shall be binding upon, enforceable against, and inure to the benefit of Optionee, his legatees, distributees and personal representatives, and the Company and its successors and assigns.
11.     Performance-Based Adjustments, Clawbacks and Other Forfeiture Events.
(a)Performance-Based Adjustment. The number of Options vesting on the Vesting Date shall be subject to reduction as follows:
(i)     For each fiscal year of the Company ending during the Performance Period, if any, that the Core Earnings for the Company for such fiscal year, as certified by the Committee, are not positive (i.e., Core Earnings are not greater than zero):
(A)     The number of Options scheduled to vest on the Vesting Date shall be reduced by 19,302; and
(B)    The Committee shall determine the extent, if any, to which you are accountable for such outcome, and, based on such determination, the Committee shall determine (I) whether the number of Options scheduled to vest on the Vesting Date shall be reduced by up to an additional 19,302 Options and (II) whether the Vesting Date shall be delayed for all or any portion of such Options that are not so reduced.
The Committee shall make the determinations referenced in Section 11(a)(i)(B) in its sole discretion, taking into account the factors set forth on Appendix A hereto.

(ii) For purposes of this Section 11(a), “Core Earnings” means the Company’s net income available to common stockholders, excluding, on a tax-adjusted basis, the impact of (A) impairment or amortization of intangible assets, (B) the build or release of the allowance for loan and lease losses, calculated as the difference between the provision for loan and lease losses and charge-offs, net of recoveries, and (C) the change in the combined uncollectible finance charge and fee reserve.
(iii)    In the event of any change to U.S. generally accepted accounting principles affecting the treatment or classification of any component of Core Earnings, such metric shall be calculated in a manner consistent with the definitions herein to the extent practicable.
Notwithstanding anything to the contrary in this Agreement and for the avoidance of doubt, in the event of a Change of Control of Capital One, there shall be no reduction pursuant to this Section 11(a) for any fiscal year ending after the date of such Change of Control.
(b)Clawback. The number of Options vesting on the Vesting Date shall be subject to reduction in an amount as determined by the Committee in its sole discretion in the event that prior to the Vesting Date the Committee in its sole discretion determines that (i) there has been misconduct resulting in either a violation of law or of Capital One policy or procedures, including but not limited to Capital One’s Code of Business Conduct and Ethics, that in either case causes significant financial or reputational harm to Capital One and (ii) either you committed the misconduct or failed in your responsibility to manage or monitor the applicable conduct or risks.
(c)Forfeiture Event. Optionee agrees to reimburse the Company with respect to the Options and Option Shares to the extent required by Section 304 of the Sarbanes-Oxley Act of 2002 or as otherwise required by law.
12.    Miscellaneous.
(a)    Your obligations under this Agreement shall survive any termination of your employment with the Company for any reason.
(b)    You acknowledge that any of the Company’s rights or remedies under this Agreement shall be cumulative and in addition to whatever other remedies the Company may have under law or equity.
(c)    You agree that any recovery by the Company under this Agreement will be a recovery of Options or Option Shares to which you were not entitled under this Agreement and is not to be construed in any manner as a penalty.
(d)    The Company may, to the maximum extent permitted by applicable law and Section 409A of the Code, retain for itself funds or securities otherwise payable to you pursuant to this Agreement to satisfy any obligation or debt that you owe the Company, including any obligations hereunder. The Company may not retain such funds or securities until such time as they would otherwise be distributable to you in accordance with this Agreement.
Capital One from time to time distributes and makes available to associates disclosure documents, including a prospectus, relating to the Plan. You may also contact the HR Help Center to obtain copies of the Plan disclosure documents and the Plan. You should carefully read the Plan disclosure documents and the Plan. By accepting the benefits of this Agreement you acknowledge receipt of the Plan and the Plan disclosure documents and agree to be bound by the terms of this Agreement and the Plan.

IN WITNESS WHEREOF, CAPITAL ONE FINANCIAL CORPORATION has caused this Agreement to be signed on its behalf.

CAPITAL ONE FINANCIAL CORPORATION

By:
/s/ Mayo A. Shattuck III
Mayo A. Shattuck III
Chairman, Compensation Committee

/s/ Richard D. Fairbank
Richard D. Fairbank
Chairman, Chief Executive Officer and President

CAPITAL ONE FINANCIAL CORPORATION
2004 STOCK INCENTIVE PLAN
NONSTATUTORY STOCK OPTION AWARD AGREEMENT
No. of Shares Subject to Option: %%TOTAL_SHARES_GRANTED%-%
THIS NONSTATUTORY STOCK OPTION AWARD AGREEMENT (this “Agreement”), dated January 29, 2015 (the “Date of Grant”), between CAPITAL ONE FINANCIAL CORPORATION, a Delaware corporation (“Capital One” or the “Company”), and %%FIRST_NAME%-% %%LAST_NAME%-% (“Optionee” or “you”), is made pursuant and subject to the provisions of the Company’s 2004 Stock Incentive Plan, as amended and restated (the “Plan”), and all capitalized terms used herein that are defined in the Plan shall have the same meaning given them in the Plan unless otherwise defined herein.
W I T N E S S E T H :
1.    Grant of Options. Capital One hereby grants to Optionee options to purchase from the Company (each an “Option,” collectively, the “Options”) all or any part of an aggregate of %%TOTAL_SHARES_GRANTED%-% shares (the “Option Shares”) of common stock of the Company, $.01 par value per share, at the purchase price per share of $74.96 (the “Option Price”), being not less than 100% of the Fair Market Value per share on the Date of Grant, such Options to be exercisable as hereinafter provided. The Options shall be nonstatutory options that do not receive favorable tax treatment under Section 422 of the Internal Revenue Code.
2.    Terms and Conditions. The Options evidenced by this Agreement are subject to the following terms and conditions:
(a)    Expiration Date. The Options shall expire on January 28, 2025 (the “Expiration Date”) unless earlier terminated as provided for herein.
(b)    Transferability. The Options are transferable under the following conditions:
(i)    Except as provided in the following paragraph and in Section 2(d) below, the Options shall be nontransferable except by will or by the laws of descent and distribution and, during the lifetime of Optionee, may be exercised only by Optionee, except as provided in Section 3 below.
The Options (or any portion thereof) may be transferred by the Optionee to (1) the spouse, children, or grandchildren of Optionee (each, an “Immediate Family Member”); (2) a trust or trusts for the exclusive benefit of Optionee and/or Immediate Family Members; or (3) a partnership in which Optionee and/or Immediate Family Members are the only partners, provided that (a) no consideration is paid to the Optionee in connection with the transfer; (b) in the event of a transfer to an individual, the Options are exercisable, during the original transferee’s lifetime, only by the transferee or by his or her guardian or legal representative; (c) following such transfer, Optionee retains no interest or reversion in the Options (or the underlying Shares upon exercise) and has no right to alter or amend the Options or revoke the transfer; and (d) subsequent transfer of the Options by the transferee (excluding transfers by will or by the laws of descent and distribution) is prohibited.
Following transfer, the Options shall continue to be subject to the same terms and conditions as were applicable to the Options immediately before transfer (including terms and conditions based on the employment status of the Optionee); provided that where appropriate, all references in this Agreement to “Optionee” shall be deemed to refer to the transferee.
(ii)    Promptly upon transfer of any Options, the Optionee shall deliver written notice of the transfer to the Company’s Human Resources Department at the Company’s West Creek office in Richmond, Virginia. That written notice shall identify the transferee and the effective date of the transfer.
(iii)    If sale to the transferee of the Option Shares issuable upon exercise of the Options is not registered under the Securities Act of 1933, as amended, the Company, in its sole discretion, may condition such sale upon such terms and requirements as it deems appropriate to comply with applicable law.
(c)    Vesting of Options. Subject to the provisions of Sections 3, 11(a) and 11(b) below, the Options shall vest and become exercisable as follows:

One-third of the Options on February 15, 2016
One-third of the Options on February 15, 2017
One-third of the Options on February 15, 2018
Each of the dates immediately above shall be a “Scheduled Vesting Date.” Notwithstanding the foregoing, any unvested and not previously forfeited Options shall immediately vest and become fully exercisable upon the death or Disability of Optionee. Upon the Optionee’s Retirement before vesting of the Options, the Options shall continue to vest on the Scheduled Vesting Dates and remain subject to reduction pursuant to Sections 11(a) and 11(b) and shall become exercisable on the applicable Scheduled Vesting Dates. Except as otherwise provided in Sections 3(a), 3(b), 3(c), 3(d) and 3(e) below, the right of Optionee and Optionee’s successors in interest to exercise the Options shall terminate three months after the date Optionee’s employment terminates (but no later than the Expiration Date).
(d)    Method of Exercising and Payment for Shares. The Options may be exercised by:
(i)    Following the procedures for the exercise of Options as may be established from time to time by the Company or its designated agent (the “Procedures”). The Company will notify Optionee of the Procedures which will specify (1) any required notification, whether oral or written, to the Company or its designated agent; (2) the method for cash payment of the Option Price and any additional amounts to the Company or its designated agent; (3) if an Optionee elects to substitute Shares that an Optionee owns (valued at the Fair Market Value on the exercise date) for all or any portion of the cash payment, the method for delivery of such Shares to the Company or its designated agent; (4) if the Optionee exercises by means of a “cashless exercise,” any requirements related to such cashless exercise; and (5) any other requirements, including completion of any required tax or other forms, which must be completed prior to the exercise of the Options. The Optionee may contact (a) the Human Resources Department at the Company’s West Creek office in Richmond, Virginia or (b) the Company’s designated agent to obtain a copy of the Procedures; or
(ii)    Delivering written notice of exercise to the Human Resources Department at the Company’s West Creek office in Richmond, Virginia or to the Company’s designated agent. Such notice shall be accompanied by payment of the Option Price in full by cash (which shall include payment by check, bank draft or money order payable to the order of the Company). Optionee may by election substitute the delivery of Shares that Optionee owns (valued at their Fair Market Value on the date of exercise) that are duly endorsed for transfer for all or any portion of the cash payment, or Optionee may exercise the Options by means of a “cashless exercise” pursuant to which Option Shares may be issued directly to Optionee’s designated broker/dealer upon receipt by the Company of the Option Price in cash from such broker/dealer.
The exercise date will be, in the case of (i) above, the date upon which all of the Procedures have been completed by the Optionee, or such later date as agreed to by the Optionee and the Company or its designated agent, and in the case of (ii) above, the date that the written notice, together with any accompanying payment, is received by the Company.
3.    Termination of Employment. If Optionee’s employment with the Company or any Subsidiary terminates for any reason, including for Cause, as defined herein, other than death, Disability, Retirement or a termination following a Change of Control in accordance with Section 3(a), Optionee shall forfeit all rights under the Options except to the extent that the Options are already vested.
(a)    Vesting and Exercise following a Change of Control. Upon Optionee’s termination of employment by Capital One without Cause or by Optionee for Good Reason (each as defined below), in either case on or prior to the second anniversary of the occurrence of a Change of Control of Capital One, then, notwithstanding anything herein to the contrary, the Options shall vest and become exercisable immediately upon the occurrence of your termination of employment following such Change of Control (to the extent not previously vested or forfeited as provided herein). Any such fully vested Options outstanding as of the date of such termination shall remain outstanding and exercisable through the Expiration Date.
(b)    Exercise following Death. Except as provided in Section 3(d), if Optionee dies while employed by the Company or any Subsidiary or within three months following termination of employment, and before the exercise in full or expiration of the Options, Optionee’s estate, or the person or persons to whom the rights under the Options shall have passed by will or the laws of descent and distribution, may exercise the Options at any time within three years following Optionee’s death (but in any event no later than the Expiration Date).
(c)    Exercise following Disability. In the event of termination of Optionee’s employment by the Company or any Subsidiary by reason of Disability approved by the Company before exercise in full or expiration of the Options, Optionee may exercise the Options at any time within three years following such termination of employment (but in any event no later than the Expiration Date).
(d)    Exercise following Retirement. In the event of termination of Optionee’s employment by reason of Retirement before exercise in full or expiration of the Options, Optionee may exercise the Options at any time subsequent to vesting and before the Expiration Date. Notwithstanding the foregoing, in the event that the Optionee dies following Optionee’s termination of employment by reason of Retirement but prior to the Expiration Date, the Options shall immediately become fully exercisable (if not exercisable already), and Optionee’s estate or the person or persons to whom the rights under the Options shall have passed by will or the laws of descent and distribution, may exercise the Options at any time within three years following Optionee’s death (but in any event no later than the Expiration Date).
(e)    Exercise following termination by the Company not for Cause. In the event of the involuntary termination of Optionee’s employment by the Company not for Cause not in connection with a Change of Control as provided in Section 3(a), then any such fully vested Options outstanding as of the date of such termination shall remain outstanding and exercisable by the Optionee at any time within two years following Optionee’s termination of service (but in any event no later than the Expiration Date).
For purposes of this Section 3, it shall not be considered a termination of employment if Optionee is placed by the Company or any Subsidiary on military or sick leave or such other type of leave of absence that the Committee in its sole discretion considers as continuing the employment relationship intact. At the time of any exercise of any Options exercised pursuant to this Section 3, the Option Price shall be paid in full as provided in Section 2.
For purposes of this Agreement, “Cause” shall mean (1) the willful and continued failure to perform substantially your duties with the Company or any Affiliate (other than any such failure resulting from incapacity due to physical or mental illness or following your delivery of a Notice of Termination for Good Reason), after a written demand for substantial performance is delivered to you by the Board or the Chief Executive Officer of the Company that specifically identifies the manner in which the Board or the Chief Executive Officer of the Company believes that you have not substantially performed your duties, or (2) the willful engaging by you in illegal conduct or gross misconduct that is materially and demonstrably injurious to the Company. No act, or failure to act, on the part of you shall be considered “willful” unless it is done, or omitted to be done, by you in bad faith or without reasonable belief that your action or omission was in the best interests of the Company. Any act, or failure to act, based upon (A) authority given pursuant to a resolution duly adopted by the Board, or if the Company is not the ultimate parent corporation of the Affiliate and is not publicly-traded, the board of directors of the ultimate parent of the Company (the “Applicable Board”), (B) the instructions of the Chief Executive Officer of the Company (unless you are the Chief Executive Officer at the time of any such instruction) or (C) the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by you in good faith and in the best interests of the Company. The cessation of your employment shall not be deemed to be for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Applicable Board (excluding you, if you are a member of the Applicable Board) at a meeting of the Applicable Board called and held for such purpose (after reasonable notice is provided to you and you are given an opportunity, together with your counsel, to be heard before the Applicable Board), finding that, in the good faith opinion of the Applicable Board, you are guilty of the conduct described in this paragraph, and specifying the particulars thereof in detail.
For purposes of this Agreement, “Good Reason” shall mean (1) the assignment to you of any duties inconsistent in any respect with your position (including status, offices, titles and reporting requirements), authority, duties or responsibilities, or any action by the Company that results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and that is remedied by the Company promptly after receipt of notice thereof given by you; (2) any failure by the Company to pay your compensation owed other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and that is remedied by the Company promptly after receipt of notice thereof given by you; (3) the Company’s requiring you (I) to be based at any office or location more than 35 miles from the office or location at which you were required to work as of the date of this Agreement or (II) to travel on Company business to a substantially greater extent than required during the 120-day period immediately prior to the date the Change of Control occurs; or (4) any other action or inaction that constitutes a material breach by the Company of this Agreement or any employment agreement. For purposes of this paragraph, any good faith determination of Good Reason made by you shall be conclusive. Your mental or physical incapacity following the occurrence of an event described above in clauses (1) through (4) shall not affect your ability to terminate employment for Good Reason.
Any termination by the Company for Cause, or by you for Good Reason, shall be communicated by Notice of Termination to the other party. “Notice of Termination” means a written notice that (1) indicates the specific termination provision in this Agreement relied upon, (2) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the provision so indicated, and (3) if the Date of Termination (as defined herein) is other than the date of receipt of such notice, specifies the Date of Termination (which Date of Termination shall be not more than 30 days after the giving of such notice). The failure by you or the Company to set forth in the Notice of Termination any fact or circumstance that contributes to a showing of Good Reason or Cause shall not waive any right of you or the Company, respectively, hereunder or preclude you or the Company, respectively, from asserting such fact or circumstance in enforcing your or the Company’s respective rights hereunder.
“Date of Termination” means, if your employment is terminated by the Company for Cause, or by you for Good Reason, the date of receipt of the Notice of Termination or such later date specified in the Notice of Termination, as the case may be. You and the Company shall take all steps necessary to ensure that any termination described in Section 3(a) constitutes a “separation from service” within the meaning of Section 409A of the Code, and notwithstanding anything contained herein to the contrary, the date on which such separation from service takes place shall be the “Date of Termination.”
4.    Modification and Waiver. Except as provided in the Plan with respect to determinations of the Board or the Committee and subject to the Board’s right to amend the Plan, neither this Agreement nor any provision hereof can be changed, modified, amended, discharged, terminated or waived orally or by any course of dealing or purported course of dealing, but only by an agreement in writing signed by you and Capital One; provided, that changes, modifications and amendments not detrimental to you may be made in writing signed only by Capital One. No such agreement shall extend to or affect any provision of this Agreement not expressly changed, modified, amended, discharged, terminated or waived or impair any right consequent on such a provision. The waiver of or failure to enforce any breach of this Agreement shall not be deemed to be a waiver or acquiescence in any other breach thereof.
5.    Tax Obligations Upon Exercise of Options. The difference, on the date of exercise, between the Fair Market Value of the Option Shares purchased and the Option Price is compensation taxable to Optionee as ordinary income on the date of exercise and is subject to applicable federal, state and local taxes that the Company is obligated to withhold. The Company’s designated agent will automatically withhold upon exercise the number of Option Shares having a Fair Market Value equal to the minimum applicable withholding taxes, unless the Optionee makes other arrangements suitable to the Company for the payment of all applicable withholding taxes.
6.    Governing Law. This Agreement shall be governed by United States federal law and, to the extent not preempted thereby, by the laws of the State of Delaware. Capital One and you hereby consent and submit to the personal jurisdiction and venue of any state or federal court located in any city or county of Delaware for resolution of any and all claims, causes of action or disputes arising out of this Agreement. You and Capital One agree that the court shall not set aside the Committee’s determinations unless there is clear and convincing evidence of bad faith or fraud.
7.    Conflicts. In the event of any conflict between the provisions of the Plan as in effect on the Date of Grant and the provisions of this Agreement, except terms otherwise defined herein, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan as in effect on the date hereof.
8.    Bound by Plan. In consideration of the grant of the Options, Optionee agrees that he will comply with such conditions as the Committee may impose on the exercise of the Options and be bound by the terms of the Plan.
9.    Employment Status. This Agreement does not constitute a contract of employment nor does it alter Optionee’s terminable at will status or otherwise guarantee future employment.
10.    Binding Effect. This Agreement shall be binding upon, enforceable against, and inure to the benefit of Optionee, his legatees, distributees and personal representatives, and the Company and its successors and assigns.

11.    Performance-Based Adjustments, Clawbacks and Other Forfeiture Events.
(a)Performance-Based Adjustment. The number of Options vesting on the Scheduled Vesting Date shall be subject to reduction as follows:
(i)    In the event that the Core Earnings of the Company for the Company’s fiscal year ended immediately prior to such Scheduled Vesting Date, as certified by the Committee, are not positive (i.e., Core Earnings are not greater than zero):
(A)    The number of Options scheduled to vest on such Scheduled Vesting Date shall be reduced by 50%, rounding up to the nearest whole share; and
(B)    The Committee shall determine the extent, if any, to which you are accountable for such outcome and, based on such determination, the Committee shall determine (I) whether all or any portion of the remaining Options scheduled to vest on such Scheduled Vesting Date shall be forfeited and (II) whether the Scheduled Vesting Date shall be delayed for all or any portion of such Options that are not so forfeited.
The Committee shall make the determinations referenced in Section 11(a)(i)(B) in its sole discretion, taking into account the factors set forth on Appendix A hereto.
(ii)    For purposes of this Section 11(a), “Core Earnings” means the Company’s net income available to common stockholders, excluding, on a tax-adjusted basis, the impact of (A) impairment or amortization of intangible assets, (B) the build or release of the allowance for loan and lease losses, calculated as the difference between the provision for loan and lease losses and charge-offs, net of recoveries, and (C) the change in the combined uncollectible finance charge and fee reserve.
(iii)    In the event of any change to U.S. generally accepted accounting principles affecting the treatment or classification of any component of Core Earnings, such metric shall be calculated in a manner consistent with the definitions herein to the extent practicable.
Notwithstanding anything to the contrary in this Agreement and for the avoidance of doubt, in the event of a Change of Control of Capital One, there shall be no reduction pursuant to this Section 11(a) for any fiscal year ending after the date of such Change of Control.
(b)Clawback. All unvested Options granted hereunder shall be subject to forfeiture in the event that the Committee in its sole discretion determines that (i) there has been misconduct resulting in either a violation of law or of Capital One policy or procedures, including but not limited to Capital One’s Code of Business Conduct and Ethics, that in either case causes significant financial or reputational harm to Capital One and (ii) either you committed the misconduct or failed in your responsibility to manage or monitor the applicable conduct or risks. In the event that the Committee makes a determination as provided in the preceding sentence, all or any portion of Options that have not yet vested under this Agreement as of the date of such determination shall be forfeited in an amount as determined by the Committee in its sole discretion.
(c)Forfeiture Event. Optionee agrees to reimburse the Company with respect to the Options and Option Shares to the extent required by Section 304 of the Sarbanes-Oxley Act of 2002 or as otherwise required by law.
12.    Miscellaneous.
(a)    Your obligations under this Agreement shall survive any termination of your employment with the Company for any reason.
(b)    You acknowledge that any of the Company’s rights or remedies under this Agreement shall be cumulative and in addition to whatever other remedies the Company may have under law or equity.
(c)    You agree that any recovery by the Company under this Agreement will be a recovery of Options or Option Shares to which you were not entitled under this Agreement and is not to be construed in any manner as a penalty.

(d)    The Company may, to the maximum extent permitted by applicable law and Section 409A of the Code, retain for itself funds or securities otherwise payable to you pursuant to this Agreement to satisfy any obligation or debt that you owe the Company, including any obligations hereunder. The Company may not retain such funds or securities until such time as they would otherwise be distributable to you in accordance with this Agreement.
Capital One from time to time distributes and makes available to associates disclosure documents, including a prospectus, relating to the Plan. You may also contact the HR Help Center to obtain copies of the Plan disclosure documents and the Plan. You should carefully read the Plan disclosure documents and the Plan. By accepting the benefits of this Agreement you acknowledge receipt of the Plan and the Plan disclosure documents and agree to be bound by the terms of this Agreement and the Plan.

IN WITNESS WHEREOF, CAPITAL ONE FINANCIAL CORPORATION has caused this Agreement to be signed on its behalf.

CAPITAL ONE FINANCIAL CORPORATION

By:
/s/ JORY BENSON
Jory Benson
Chief Human Resources Officer

APPENDIX A
PERFORMANCE-BASED ADJUSTMENT DETERMINATION FACTORS
The Committee shall take into account the following factors for purposes of making any determinations referenced in Section 11(a)(i)(B) of the Agreement in its sole discretion:

•	The extent to which Core Earnings were negative;

•	Whether the outcome was the result of the performance of a line of business, control function or staff group for which you exercised direct or indirect responsibility;

•	The extent to which your performance contributed to the outcome, including your performance with respect to risk management and oversight; and

•	Such other factors as the Committee deems appropriate.